                          INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Registration  Statement No.  (333-______) of Medix
Resources,  Inc. on Form S-2 of our report dated February 10, 2001, appearing in the Prospectus, which is part of this Registration Statement. We also consent to the reference to us under the headings "Experts" in such Prospectus.

                                          /s/Ehrhardt Keefe Steiner & Hottman PC
                                             Ehrhardt Keefe Steiner & Hottman PC

November 12, 2001
Denver, Colorado